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RS INVESTMENT TRUST
PROSPECTUS SUPPLEMENT
TO PROSPECTUS DATED MAY 1, 2003, AS REVISED OCTOBER 6, 2003

RS SMALLER COMPANY GROWTH FUND

The sections of the prospectus on page 14 entitled "Principal Investment Strategies" and "Principal Investments" reflect changes which have been notified to shareholders of the RS Smaller Company Fund and will become effective in 60 days. Until those changes become effective:

- The first sentence under "Principal Investment Strategies" should read as follows: "The Fund invests primarily in companies with market capitalizations of $750 million or less at the time of investment."

- The section entitled "Principal Investments" should read as follows:

"The Fund invests principally in equity securities The Fund normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be smaller companies -- currently, companies with market capitalizations of $750 million or less. The Fund may at times invest a substantial portion of its assets in technology companies."

October 6, 2003

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